SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 21, 2006
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677

(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(b). Change In Fiscal Year Without Shareholder Vote.
     On September 21, 2006, the Board of Directors of Barr Pharmaceuticals, Inc. (the “Company”) approved a change in the Company’s fiscal year from June 30 to December 31, effective immediately. The Company will file a transition report on Form 10-K for the six-month period ending December 31, 2006. Prior to filing the transition report, the Company will file its quarterly report on Form 10-Q for the quarter ending September 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: September 22, 2006	By:	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer and Treasurer